                                                                   EXHIBIT 10.43


                              FLOWSERVE CORPORATION
                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 9, 2001 and entered into by and among Flowserve Corporation, a New York corporation (the "Borrower"), the Lenders (as defined in
Article I of the Credit Agreement) executing this Agreement, Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as syndication agent (the "Syndication Agent") and Bank of America, N.A., a national banking association ("BofA"), as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and is made with reference to that certain Credit Agreement dated as of August 8, 2000 (the "Credit Agreement"), by and among the Borrower, the Lenders, the Syndication Agent and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in certain respects;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 AMENDMENTS TO ARTICLE I: DEFINITIONS

                  A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

                           "Fall 2001 Equity Issuance" means a public offering of the Borrower's common stock made by the Borrower on or before December 31, 2001 resulting in gross cash proceeds of at least $150,000,000.

                  B. The definition of "Consolidated Interest Expense" is hereby amended by adding the following parenthetical phrase immediately after the phrase "premium payments" in the third line:

         "(other than premium payments associated with the repurchase or prepayment of the Subordinated Notes from proceeds of the Fall 2001 Equity Issuance)".

                  C. The definition of "Excess Cash Flow" is hereby amended by adding the following phrase at the end of the parenthetical phrase in clause
(b)(iv) thereof:



                     (Flowserve Corporation First Amendment to Credit Agreement)

         "and other than repurchases or prepayments of the Subordinated Notes out of proceeds of the Fall 2001 Equity Issuance".

1.2 AMENDMENTS TO ARTICLE II: THE CREDITS

                  A. Section 2.13(b) of the Credit Agreement is hereby amended by deleting the word "fifth" in the first line and substituting in lieu thereof the word "tenth".

                  B. Section 2.13 of the Credit Agreement is hereby further amended by deleting clause (c) in its entirety and substituting in lieu thereof the following:

                           "(c) Subject to paragraph (j) below, in the event and on each occasion that an Equity Issuance occurs, the Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the occurrence of each Equity Issuance, apply 75% of the Net Cash Proceeds therefrom to prepay outstanding Term Loans in accordance with Section 2.13(g); provided, however, that in the event the Leverage Ratio on the date of such Equity Issuance (and after giving effect thereto and to the use of the proceeds thereof) is less than 3.0 to 1.0, such amount shall be reduced to 50%; provided further that with respect to the Fall 2001 Equity Issuance, (i) the Borrower may apply the Net Cash Proceeds therefrom to repurchase Subordinated Notes and/or to prepay principal of, interest on and premium, if any, on the Subordinated Notes, up to an aggregate amount equal to the sum of (x) the maximum principal amount of Subordinated Notes that may be repurchased or prepaid pursuant to the optional redemption provisions of the Subordinated Note Indentures, and
         (y) the 12.25% prepayment premium associated therewith (plus the amount of accrued interest on the principal amount so repurchased or prepaid), and (ii) 100% of any Net Cash Proceeds therefrom in excess of the amount so applied to repurchase and/or prepay the Subordinated Notes shall be applied to prepay outstanding Term Loans in accordance with
         Section 2.13(g)."

                  C. Section 2.23(c) of the Credit Agreement is hereby amended by deleting the number "180" in the second line and substituting in lieu thereof the number "360".

                  D. Section 2.23(c) of the Credit Agreement is hereby further amended by deleting the amount "$20,000,000" in clause (i) thereof and inserting in lieu thereof the amount "$40,000,000".

1.3 AMENDMENTS TO ARTICLE VI: NEGATIVE COVENANTS

                  A. Section 6.05(b) of the Credit Agreement is hereby amended by adding the following proviso at the end of such section:

                  "provided that the limitations set forth in this clause (iii) shall not apply to the non-recourse factoring of accounts receivable by Foreign Subsidiaries, provided that the aggregate outstanding amount of accounts receivable (assuming each such account receivable remains



                     (Flowserve Corporation First Amendment to Credit Agreement)
                  outstanding for the number of days provided in the applicable invoice for non-delinquent payment) at any time which have been so factored shall not exceed $25,000,000."

                  B. Section 6.09(b) of the Credit Agreement is hereby amended by adding the following proviso at the end of such section:

                  "provided that the Borrower may repurchase and/or prepay the Subordinated Notes to the extent provided in the final proviso of Section 2.13(c)."

SECTION 2. CONDITIONS TO EFFECTIVENESS

2.1 AMENDMENT OTHER THAN SECTION 1. This Amendment (other than Section 1 of this Amendment) shall become effective upon receipt by the Administrative Agent on or before November 16, 2001 of all of the following, in form and substance satisfactory to the Administrative Agent:

                  A. AMENDMENT. This Amendment executed by the Borrower, the Agents and the Required Lenders;

                  B. PAYMENT OF AMENDMENT FEE. Evidence of payment to the Administrative Agent for the account of each Lender that executes this Amendment on or before November 9, 2001 of an amendment fee equal to 0.125% of the sum of such Lender's Revolving Credit Commitment and the principal amount Term Loans held by such Lender.

                  C. PAYMENT OF FEES. Evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof, together with attorney costs of BofA to the extent invoiced prior to date hereof.

                  D. BORROWER CERTIFICATE. A certificate signed by a Responsible Officer of the Borrower, dated as of the date hereof, stating that:

                           (i) the representations and warranties contained in
         Section 3 hereof and in Article III of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date; and

                           (ii) no Default or Event of Default exists and no Default or Event of Default existed as of September 30, 2001.

2.2 EFFECTIVENESS OF SECTION 1. Section 1 of this Amendment shall become effective upon satisfaction of the conditions set forth in Section 2.1 and receipt by the Administrative Agent on or before December 31, 2001 of all of the following, in form and substance satisfactory to the Administrative Agent, it being understood and agreed that if such conditions are not satisfied on



                     (Flowserve Corporation First Amendment to Credit Agreement) or prior to December 31, 2001, Section 1 of this Amendment shall not be effective (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

                  A. EVIDENCE OF FALL 2001 EQUITY ISSUANCE AND REDUCTION OF INDEBTEDNESS. Evidence satisfactory to the Administrative Agent that (i) the Fall 2001 Equity Issuance has been consummated and that the Borrower has received the Net Cash Proceeds thereof, and (ii) such Net Cash Proceeds have been applied in the manner set forth in the final proviso of Section 2.13(c).

                  B. PAYMENT OF FEES. Evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the First Amendment Effective Date, together with attorney costs of BofA to the extent invoiced prior to or on the First Amendment Effective Date.

                  C. BORROWER CERTIFICATE. A certificate signed by a Responsible Officer of the Borrower, dated as of the First Amendment Effective Date, stating that:

                           (iii) the representations and warranties contained in
         Section 3 hereof and in Article III of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date; and

                           (iv) no Default or Event of Default exists.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. DUE INCORPORATION, VALID EXISTENCE AND GOOD STANDING; CORPORATE POWER AND AUTHORITY. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the certificate or articles of incorporation or by-laws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a



                     (Flowserve Corporation First Amendment to Credit Agreement) breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation, agreement or other instrument of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any person under any contractual obligation, agreement or other instrument of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 4. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.



                     (Flowserve Corporation First Amendment to Credit Agreement)

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                     (Flowserve Corporation First Amendment to Credit Agreement)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                     FLOWSERVE CORPORATION,

                                     By
                                               /s/ Dave Chavenson
                                        ----------------------------------------
                                           Name:   Dave Chavenson
                                           Title:  Vice President and Treasurer



                                     BANK OF AMERICA, N.A., individually
                                     and as Administrative Agent, Collateral
                                     Agent and Swingline Lender

                                     By
                                               /s/ Dan Killian
                                        ----------------------------------------
                                           Name:   Dan M. Killian
                                           Title:  Managing Director



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CREDIT SUISSE FIRST BOSTON,
                                     individually and as Syndication Agent,

                                     By
                                                /s/ William S. Lutkins
                                        ----------------------------------------
                                           Name:    William S. Lutkins
                                           Title:   Vice President

                                     By
                                                /s/ David M. Koczan
                                        ----------------------------------------
                                           Name:    David M. Koczan
                                           Title:   Associate





                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     ABN AMRO BANK N.V.,

                                     By
                                                /s/ Mary L. Honda
                                        ----------------------------------------
                                           Name:    Mary L. Honda
                                           Title:   Group Vice President

                                     By
                                                /s/ Wendy E. Pace
                                        ----------------------------------------
                                           Name:    Wendy E. Pace
                                           Title:   Assistant Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     BANK ONE, NA,

                                     By
                                                /s/ Kathy Turner
                                        ----------------------------------------
                                           Name:    Kathy Turner
                                           Title:   Director



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     BANK OF CHINA, LOS ANGELES
                                     BRANCH,

                                     By
                                                /s/ Liu, Haiping
                                        ----------------------------------------
                                           Name:    Liu, Haiping
                                           Title:   Branch Manager



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     BANK OF MONTREAL

                                     By
                                                /s/ S. Valia
                                        ----------------------------------------
                                           Name:    S. Valia
                                           Title:   Managing Director



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,

                                     By
                                                /s/ Doug Barnell
                                        ----------------------------------------
                                           Name:    D. Barnell
                                           Title:   Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CITICORP USA INC.

                                     By
                                                /s/ F. Rockwell Lowe
                                        ----------------------------------------
                                           Name:    F. Rockwell Lowe
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     COMERICA BANK,

                                     By
                                                /s/ T. Bancroft Mattei
                                        ----------------------------------------
                                           Name:    T. Bancroft Mattei
                                           Title:   Assistant Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     THE DAI ICHI KANGYO BANK, LIMITED

                                     By
                                                /s/ Tsutomu Yamamoto
                                        ----------------------------------------
                                           Name:    Tsutomu Yamamoto
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     HSBC BANK USA,

                                     By
                                                /s/ James McClintock
                                        ----------------------------------------
                                           Name:    James McClintock
                                           Title:   First Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     LLOYDS TSB BANK PLC,

                                     By
                                               /s/ Ian Dimmock
                                        ----------------------------------------
                                           Name:   Ian Dimmock
                                           Title:  Vice President Acquisition
                                                   Finance D080

                                     By
                                               /s/ Peter Hart
                                        ----------------------------------------
                                           Name:   Peter Hart
                                           Title:  Assistant Director Structured
                                                   Finance H002


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     NATEXIS BANQUES POPULAIRES,

                                     By
                                                /s/ Timothy L. Polvado
                                        ----------------------------------------
                                           Name:    Timothy L. Polvado
                                           Title:   Vice President and Group
                                                    Manager

                                     By
                                                /s/ Renaud J. d'Herbes
                                        ----------------------------------------
                                           Name:    Renaud J. d'Herbes
                                           Title:   Senior Vice President and
                                                    Regional Manager


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     NATIONAL WESTMINSTER BANK PLC

                                     By: NatWest Capital Markets Limited, its
                                         Agent

                                     By: Greenwich Capital Markets, Inc. its
                                         Agent

                                     By
                                                /s/ Harry Paschalidis
                                        ----------------------------------------
                                           Name:    Harry Paschalidis
                                           Title:   Assistant Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     ORIX FINANCIAL SERVICES, INC.

                                     By
                                                /s/ Michael J. Cox
                                        ----------------------------------------
                                           Name:    Michael J. Cox
                                           Title:   Senior Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     THE SUMITOMO TRUST & BANKING
                                     CO., LTD., NEW YORK BRANCH,

                                     By
                                                /s/ Elizabeth A. Quiric
                                        ----------------------------------------
                                           Name:    Elizabeth A. Quiric
                                           Title:   Vice-President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     TORONTO DOMINION (NEW YORK), INC.,

                                     By
                                                /s/ Dana Schwalie
                                        ----------------------------------------
                                           Name:    Dana Schwalie
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     LANDMARK CDO LIMITED,
                                     By:  Aladdin Asset Management LLC
                                          as Manager

                                     By
                                                /s/ Joseph A. Moroney
                                        ----------------------------------------
                                           Name:    Joseph A. Moroney
                                           Title:   Vice President
                                                    Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     AIMCO CDO SERIES 2000-A

                                     By
                                                /s/ unable to read signature
                                        ----------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                     By
                                                /s/ unable to read signature
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     ALLSTATE LIFE INSURANCE COMPANY

                                     By
                                                /s/ unable to read signature
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                     By
                                                /s/ unable to read signature
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH STERLING LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     AMMC CDO II, LIMITED,

                                     By:        American Money Management Corp.,
                                                as Collateral Manager

                                                /s/ David P. Meyer
                                           -------------------------------------
                                           Name:    David P. Meyer
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     ARES LEVERAGED INVESTMENT FUND II, L.P.

                                     By:        ARES Management II, L.P.
                                     Its:       General Partner

                                                /s/ David A. Sachs
                                           -------------------------------------
                                           Name:    David A. Sachs
                                           Title:   Vice President


                                     ARES III CLO LTD.

                                     By:        ARES CLO Management, LLC
                                     Its:       Investment Manager

                                                /s/ David A. Sachs
                                           -------------------------------------
                                           Name:    David A. Sachs
                                           Title:   Vice President



                                     ARES IV CLO LTD.

                                     By:        ARES CLO Management IV, L.P.
                                                    Investment Manager

                                     By:        Ares CLO GP IV, LLC
                                     Its:       Managing Member

                                                /s/ David A. Sachs
                                           -------------------------------------
                                           Name:    David A. Sachs
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CARAVELLE INVESTMENT FUND II, L.L.C.
                                     By Trimaran Advisors, L.L.C.

                                                /s/ Dean T. Criares
                                           -------------------------------------
                                           Name:    Dean T. Criares
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CARLYLE-HIGH YIELD PARTNERS II, LTD

                                     By
                                                /s/ Linda M. Pace
                                           -------------------------------------
                                           Name:    Linda M. Pace
                                           Title:   Vice President



                                     CARLYLE-HIGH YIELD PARTNERS III, LTD

                                     By
                                                /s/ Linda M. Pace
                                           -------------------------------------
                                           Name:    Linda M. Pace
                                           Title:   Vice President



                                     CARLYLE-HIGH YIELD PARTNERS, LP

                                     By
                                                /s/ Linda M. Pace
                                           -------------------------------------
                                           Name:    Linda M. Pace
                                           Title:   Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CENTURION CDO II, LTD

                                     By:  American Express Asset Management
                                          Group Inc, as Collateral Manager

                                                /s/ Michael M. Leyland
                                           -------------------------------------
                                           Name:    Michael M. Leyland
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CONTINENTAL CASUALTY COMPANY,

                                     By
                                                /s/ Marilou R. McGirr
                                           -------------------------------------
                                           Name:    Marilou R. McGirr
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     PROMETHEUS INVESTMENT FUNDING NO. 1, CPF
                                     ASSET ADVISORY, LLC AS INVESTMENT MANAGER

                                     By
                                                /s/ Elizabeth H. Tallmadge
                                           -------------------------------------
                                           Name:    Elizabeth H. Tallmadge
                                           Title:   Managing Director
                                                    Chief Investment Officer

                                     By
                                                /s/ Steven Simons
                                           -------------------------------------
                                           Name:    Steven Simons
                                           Title:   Associate Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     CYPRESSTREE INVESTMENT PARTNERS I, LTD,

                                     By:   CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager

                                                /s/ Peter Campo
                                           -------------------------------------
                                           Name:    Peter Campo
                                           Title:   Investment Analyst



                                     CYPRESSTREE INVESTMENT PARTNERS II, LTD,

                                     By:   CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager

                                     By
                                                /s/ Peter Campo
                                           -------------------------------------
                                           Name:    Peter Campo
                                           Title:   Investment Analyst



                                     CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                       INC.

                                     As:   Attorney-in-Fact and on behalf of
                                           First Allmerica Financial Life
                                           Insurance Company as Portfolio
                                           Manager

                                     By
                                                /s/ Peter Campo
                                           -------------------------------------
                                           Name:    Peter Campo
                                           Title:   Investment Analyst


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     GRAYSON & CO,

                                     By:   BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President


                                     SENIOR DEBT PORTFOLIO,

                                     By:   BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President


                                     EATON VANCE CDO II, LTD,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President


                                     EATON VANCE CDO III, LTD,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     EATON VANCE CDO IV, LTD,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President



                                     CONSTANITINUS EATON VANCE CDO V, LTD.,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President



                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President



                                     OXFORD STRATEGIC INCOME FUND,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President




                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     EATON VANCE SENIOR INCOME TRUST,

                                     By:   EATON VANCE MANAGEMENT,
                                           AS INVESTMENT ADVISOR,

                                     By
                                                /s/ Scott H. Page
                                           -------------------------------------
                                           Name:    Scott H. Page
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     FC CBO II, LIMITED

                                     By
                                                /s/ Mike McCarthy
                                           -------------------------------------
                                           Name:    Mike McCarthy
                                           Title:   Manager


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     FLAGSHIP CLO-2001-1,

                                     By
                                                /s/ Mark S. Pelletier
                                           -------------------------------------
                                           Name:    Mark S. Pelletier
                                           Title:   Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     FREMONT INVESTMENT & LOAN,

                                     By
                                                /s/ Maria Chachere
                                           -------------------------------------
                                           Name:    Maria Chachere
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.

                                     By
                                                /s/ Robert S. Fanelli
                                           -------------------------------------
                                           Name:    Robert S. Fanelli
                                           Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     GRAYSTON CLO 2001-01 LTD.

                                     By:   Bear Stearns Asset Management Inc.
                                     as its Collateral Manager

                                     By
                                                /s/ Niell D. Rosenberg
                                           -------------------------------------
                                           Name:    Niell D. Rosenberg
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     HARCH CLO I LIMITED,

                                     By
                                                /s/ Michael E. Hewitt
                                           -------------------------------------
                                           Name:    Michael E. Hewitt
                                           Title:


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     INDOUEZ CAPITAL FUNDING IV, L.P.

                                     By:   Indosuez Capital as Portfolio Advisor

                                     By
                                                /s/ Jack C. Henry
                                           -------------------------------------
                                           Name:    Jack C. Henry
                                           Title:   Vice President and Portfolio
                                                    Manager



                                     INDOUEZ CAPITAL FUNDING VI, LIMITED

                                     By:   Indosuez Capital as Collateral
                                           Manager

                                     By
                                                /s/ Jack C. Henry
                                           -------------------------------------
                                           Name:    Jack C. Henry
                                           Title:   Vice President and Portfolio
                                                    Manager


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     ARCHIMEDES FUNDING III, LTD.

                                     By:   ING Capital Advisors LLC,
                                           as Collateral Manager

                                     By
                                                /s/ Greg M. Masuda
                                           -------------------------------------
                                           Name:    Greg M. Masuda
                                           Title:   Vice President

                                     ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                     By:   ING Capital Advisors LLC,
                                           as Collateral Manager

                                     By
                                                /s/ Greg M. Masuda
                                           -------------------------------------
                                           Name:    Greg M. Masuda
                                           Title:   Vice President


                                     THE ING CAPITAL SENIOR SECURED HIGH INCOME
                                     HOLDINGS FUND, LTD.

                                     By:   ING Capital Advisors LLC,
                                           as Investment Manager

                                     By
                                                /s/ Greg M. Masuda
                                           -------------------------------------
                                           Name:    Greg M. Masuda
                                           Title:   Vice President


                                     SEQUILS-ING I (HBDGM), LTD.

                                     By:   ING Capital Advisors LLC,
                                           as Collateral Manager

                                     By
                                                /s/ Greg M. Masuda
                                           -------------------------------------
                                           Name:    Greg M. Masuda
                                           Title:   Vice President




                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SWISS LIFE US RAINBOW LIMITED

                                     By:   ING Capital Advisors LLC,
                                           as Collateral Manager

                                     By
                                                /s/ Greg M. Masuda
                                           -------------------------------------
                                           Name:    Greg M. Masuda
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  INVESCO CBO 2000-1 LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AERIES FINANCE-II LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AMARA 2 FINANCE, LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Sub-Advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AMARA-1 FINANCE, LTD. LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Sub-advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AVALON CAPITAL LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AVALON CAPITAL LTD. 2

                                  By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  CERES II FINANCE LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Sub-Manging Agent (Financial)

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  CHARTER VIEW PORTFOLIO

                                  By: INVESCO Senior Secured Management, Inc. As Investment Advisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  AIM FLOATING RATE FUND

                                  By: INVESCO Senior Secured Management, Inc. As Attorney in fact

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1, LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Subadvisor

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                  SEQUILS LIBERTY, LTD.

                                  By: INVESCO Senior Secured Management, Inc. As Collateral Manager

                                  By
                                             /s/ Gregory Stoeekle
                                        ----------------------------------------
                                        Name:    Gregory Stoeekle
                                        Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     JUPITER FUNDING TRUST,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KATONAH I, LTD.,

                                     By
                                                /s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name:    Ralph Della Rocca
                                           Title:   Authorized Officer


                                     KATONAH II, LTD.,

                                     By
                                                /s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name:    Ralph Della Rocca
                                           Title:   Authorized Officer


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH CNC LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH CYPRESSTREE-1 LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     MAGNETITE ASSET INVESTORS III, L.L.C,

                                     By
                                                /s/ M. Williams
                                           -------------------------------------
                                           Name:    M. Williams
                                           Title:   Director


                                     MAGNETITE ASSET INVESTORS, L.L.C,

                                     By
                                                /s/ M. Williams
                                           -------------------------------------
                                           Name:    M. Williams
                                           Title:   Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     MONY LIFE INSURANCE COMPANY,

                                     By
                                                /s/ Suzanne E. Walton
                                           -------------------------------------
                                           Name:    Suzanne E. Walton
                                           Title:   Managing Director



                                     MONY LIFE INSURANCE COMPANY
                                     OF AMERICA,

                                     By
                                                /s/ Suzanne E. Walton
                                           -------------------------------------
                                           Name:    Suzanne E. Walton
                                           Title:   Authorized Agent



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     MORGAN STANLEY PRIME TRUST,

                                     By
                                                /s/ Peter Gewirtz
                                           -------------------------------------
                                           Name:    Peter Gewirtz
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     MUIRFIELD TRADING LLC,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Assistant Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     OAK HILL CREDIT PARTNERS I, LIMITED,

                                     BY   OAK HILL CLO MANAGEMENT I, LLC
                                     AS INVESTMENT MANAGER

                                     By
                                                /s/ Scott D. Krase
                                           -------------------------------------
                                           Name:    Scott D. Krase
                                           Title:   Authorized Signatory


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SENIOR FLOATING RATE FUND,

                                     By
                                                /s/ David Foxhoven
                                           -------------------------------------
                                           Name:    David Foxhoven
                                           Title:   Assistant Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     PPM SPYGLASS FUNDING TRUST,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     PVT DIVERSIFIED INCOME,

                                     By
                                                /s/ John R. Verani
                                           -------------------------------------
                                           Name:    John R. Verani
                                           Title:   Vice President



                                     PUTNAM HIGH YIELD TRUST,

                                     By
                                                /s/ John R. Verani
                                           -------------------------------------
                                           Name:    John R. Verani
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     RIVIERA FUNDING LLC,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Assistant Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SAWGRASS TRADING LLC,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Assistant Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SCUDDER FLOATING RATE FUND,

                                     By
                                                /s/ Kenneth Weber
                                           -------------------------------------
                                           Name:    Kenneth Weber
                                           Title:   Senior Vice President



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH RIVERSIDE LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SEABOARD CLO 2000 LTD.

                                     BY    ORIX CAPITAL MARKETS, LLC
                                           ITS COLLATERAL MANAGER

                                                /s/ Sheppard H.C. Davis, Jr.
                                           -------------------------------------
                                           Name:    Sheppard H.C. Davis, Jr.
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SEQUILS-CENTURION V, LTD

                                     By    American Express Asset Manager
                                           Group Inc, as Collateral Manager

                                                /s/ Michael M. Leyland
                                           -------------------------------------
                                           Name:    Michael M. Leyland
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SEQUILS-CUMBERLAND I, LTD.,

                                     By:   Deerfield Management LLC,
                                           as its Collateral Manager,

                                                /s/ Dale Burrow
                                           -------------------------------------
                                           Name:    Dale Burrow
                                           Title:   Senior Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     SIERRA CLO I, LTD.,

                                     By
                                                /s/ unable to read signature
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                     ADVANTAGE FUND

                                     By:    Stein Roe & Farnham Incorporated,
                                            as Advisor,

                                     By
                                                /s/ Brian W. Good
                                           -------------------------------------
                                           Name:    Brian W. Good
                                           Title:   Sr. Vice President &
                                                    Portfolio Manager


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     GALAXY CLO 1999-1, LTD.,

                                     By:    SAI Investment Adviser, Inc.,
                                            its Collateral Manager,

                                     By
                                                /s/ Thomas G. Brandt
                                           -------------------------------------
                                           Name:    Thomas G. Brandt
                                           Title:   Authorized Agent



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH SOLEIL LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     KZH SOLEIL-2 LLC,

                                     By
                                                /s/ Susan Lee
                                           -------------------------------------
                                           Name:    Susan Lee
                                           Title:   Authorized Agent



                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     TEXTRON FINANCIAL CORPORATION,

                                     By
                                                /s/ Matthew J. Colgan
                                           -------------------------------------
                                           Name:    Matthew J. Colgan
                                           Title:   Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     COLUMBUS LOAN FUNDING LTD.

                                     BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                     COMPANY, LLC

                                     By
                                                /s/ Matthew J. McInerny
                                           -------------------------------------
                                           Name:    Matthew J. McInerny
                                           Title:   Assistant Investment Officer




                                     TRAVELERS CORPORATE LOAN FUND INC.,

                                     BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                     COMPANY, LLC

                                     By
                                                /s/ Matthew J. McInerny
                                           -------------------------------------
                                           Name:    Matthew J. McInerny
                                           Title:   Assistant Investment Officer




                                     THE TRAVELERS INSURANCE COMPANY

                                     By
                                                /s/ Matthew J. McInerny
                                           -------------------------------------
                                           Name:    Matthew J. McInerny
                                           Title:   Assistant Investment Officer


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     APEX (TRIMARAN) CDO I, LTD.,

                                     By Trimaran Advisors, L.L.C.

                                     By
                                                /s/ Dean T. Criares
                                           -------------------------------------
                                           Name:    Dean T. Criares
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     TYLER TRADING, INC.,

                                     By
                                                /s/ Don C. Day
                                           -------------------------------------
                                           Name:    Don C. Day
                                           Title:   Vice President


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     VAN KAMPEN CLO II, LIMITED
                                     BY: VAN KAMPEN MANAGEMENT INC.,
                                     AS COLLATERAL MANAGER

                                     By
                                                /s/ Darvin D. Pierce
                                           -------------------------------------
                                           Name:    Darvin D. Pierce
                                           Title:   Executive Director




                                     VAN KAMPEN
                                     PRIME RATE INCOME TRUST
                                     BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                     By
                                                /s/ Darvin D. Pierce
                                           -------------------------------------
                                           Name:    Darvin D. Pierce
                                           Title:   Executive Director




                                     VAN KAMPEN
                                     SENIOR INCOME TRUST
                                     BY: VAN KAMEPN INVESTMENT ADVISORY CORP.

                                     By
                                                /s/ Darvin D. Pierce
                                           -------------------------------------
                                           Name:    Darvin D. Pierce
                                           Title:   Executive Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     WHITNEY CASHFLOW FUND II,

                                     By
                                                /s/ Michael Deflorio
                                           -------------------------------------
                                           Name:    Michael Deflorio
                                           Title:   Managing Director




                                     WHITNEY PRIVATE DEBT FUND L.P.,

                                     By
                                                /s/ Michael Deflorio
                                           -------------------------------------
                                           Name:    Michael Deflorio
                                           Title:   Managing Director


                     (Flowserve Corporation First Amendment to Credit Agreement)

                                     WINGED FOOT FUNDING TRUST,

                                     By
                                                /s/ Ann E. Morris
                                           -------------------------------------
                                           Name:    Ann E. Morris
                                           Title:   Authorized Agent




                     (Flowserve Corporation First Amendment to Credit Agreement)